SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549

                                     FORM 8-K/A

                                   CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(D) OF THE
                          SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 10, 2002
                                                  ----------------

                               Indigo Energy, Inc.
--------------------------------------------------------------------------------
                 (Exact Name of Registrant as Specified in Charter)

          Delaware                    811-3584                 13-4105842
-----------------------------  ---------------------------  --------------------
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)

        535 Westgate Drive, Napa, California                    94558
--------------------------------------------------     -------------------------
      (Address of Principal Executive Offices)               (Zip Code)

Registrant's telephone number, including area code: (707) 254-9302
                                                    ---------------


                                 Table of Contents

                                                                            Page

Item 4. Changes in Registrant's Certifying Accountant.........................1

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits....2

Signatures....................................................................2

Exhibit Index


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On July 10, 2002, Indigo Energy, Inc. (the "Company") dismissed Freeman & Davis LLP, the Company's principal independent accountants. The board of directors recommended another auditor in order to reduce costs.

The principal independent accountant's report on the Company's financial statements for each of the past two years ended December 31, 2001 and the interim period through July 10, 2002 (date of dismissal) did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to audit scope


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or accounting principles. It was, however, modified as to going concern uncertainty. There were no disagreements with the former principal independent accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure concerning the Company during the past two years and the subsequent interim period through the date of dismissal.

On July 10, 2002, Indigo Energy, Inc. retained Tedder, James, Worden & Associates, P.A. to act as the Company's principal independent accountants.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits.

     Exhibit Number      Description
     --------------      -----------
     18                  Letter dated July 18, 2002 from Freeman &
                         Davis LLP, addressed to the Commission, in accordance with Item 304(a)(3) of
                         Regulation S-B


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Indigo Energy, Inc.

                                   By:     /s/ Scott Kostiuk
                                          -------------------------------------
                                          Scott Kostiuk
                                          Secretary and Treasurer

Dated:  July 19, 2002

EXHIBIT INDEX

Exhibit Number             Description
--------------             -----------
     18                    Letter dated July 18, 2002 from Freeman &
                           Davis LLP, addressed to the Commission, in accordance with Item 304(a)(3) of
                           Regulation S-B


Exhibit 18


                         F R E E M A N & D A V I S L L P
               C e r t i f i e d P u b l i c A c c o u n t a n t s


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Harold N. London, CPA
Robert H. Feldstein, CPA                         225 West 34th Street, Suite 320
Stuart H. Levitt, CPA                                 New York, N.Y.  10122-0397
Gerald Lubowsky, CPA
Arthur Schwartzman, CPA
Mark B. Feldstein, CPA                                   Telephone: 212-594-8155
Philip J. London, CPA                                   Telecopier: 212-465-0520


Stace N. Balitsos, CPA
Richard J. Wolbrom



                                  July 18, 2002



Securities and Exchange Commission 450 5th Street, N.W.
Washington, DC 20549

Gentlemen:

We have read and agree with the comments in Item 4 of Amended Form 8-K/A of Indigo Energy, Inc. (Commission File Number 811-3584) dated July 10, 2002.



Freeman & Davis LLP
New York, New York
July 18, 2002




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